UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

THE BANK OF NEW YORK
MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York		10286
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
Depositary Shares, each representing 1/4,000th of a share of Series C Noncumulative Perpetual Preferred Stock	BK PrC	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously announced on the current report on Form 8-K filed on September 27, 2019, Todd Gibbons was appointed as interim Chief Executive Officer of The Bank of New York Mellon Corporation (“BNY Mellon”).

On October 28, 2019, to reflect Mr. Gibbons’ appointment, the Human Resources and Compensation Committee of the Board of Directors (the “HRCC”) of BNY Mellon determined to increase his base salary to $1,250,000 and his 2019 target incentive opportunity to $9,750,000. The base salary increase is retroactive to October 1, 2019, and the 2019 target incentive opportunity is prorated based on service commencing with the fourth quarter. Mr. Gibbons’ effective target incentive opportunity for 2019 is $7,575,000, reflecting his prior target and this proration.

Mr. Gibbons’ actual 2019 incentive award will be based on corporate and individual performance and, for his new position, will be delivered 25% in cash, 25% in restricted stock units (“RSUs”) and 50% in performance share units (“PSUs”), consistent with BNY Mellon’s Executive Compensation Program for the position of Chief Executive Officer and as described in BNY Mellon’s Definitive Proxy Statement on Schedule 14A filed on March 8, 2019 (the “Proxy Statement”).

The HRCC also granted Mr. Gibbons a special one-time award of 89,887 RSUs that will vest ratably in one-third increments over the next three years beginning on October 28, 2020. If Mr. Gibbons is not appointed Chief Executive Officer and thereafter retires, the award will continue to vest according to its terms. Otherwise, any unvested portion of the award will be forfeited in the event he voluntarily retires.

All awards granted to Mr. Gibbons are subject to BNY Mellon’s clawback and recoupment policy as described in the Proxy Statement. Mr. Gibbons will continue to participate in BNY Mellon’s Executive Severance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: October 30, 2019	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary

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